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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 18, 2006

                               HENRY SCHEIN, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       0-27078                  11-3136595
(State or other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

   135 DURYEA ROAD, MELVILLE, NEW YORK                               11747
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (631) 843-5500

      ____________________________________________________________________
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On July 18, 2006, Henry Schein, Inc. (the "Company") appointed Dr. Louis W. Sullivan as Chairman of the Company's Medical Advisory Board. Dr. Sullivan is a director of the Company. Dr. Sullivan will receive a $5,000 annual retainer for serving as Chairman, as well as a $2,000 fee for each meeting attended. Dr. Margaret A. Hamburg and Norman S. Matthews, directors of the Company, also serve on the Company's Medical Advisory Board and receive a $2,000 fee for each meeting attended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HENRY SCHEIN, INC.
                                        (Registrant)


Date: July 20, 2006                     By: /s/ MICHAEL S. ETTINGER
                                            ------------------------------------
                                            Michael S. Ettinger
                                            Senior Vice President and General
                                            Counsel